INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[ ]  Definitive Information Statement



                            VEGA-ATLANTIC CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

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


                            VEGA-ATLANTIC CORPORATION
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230


                              INFORMATION STATEMENT
                                      Dated
                                February 6, 2003


                                     GENERAL

     This information statement (the "Information Statement") is being circulated to the shareholders of Vega-Atlantic Corporation, a Colorado corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent (collectively, the "Written Consent") of the holders of a majority of the outstanding shares of the Company's $0.00001 par value common stock (the "Common Stock"). The names of the shareholders who will be signing the Written Consent and their respective equity ownership of the Company are as follows: (i) Investor Communications International, Inc. ("ICI") holding of record 6,071,244 shares of Common Stock (26.94%); (ii) TriStar Financial Services Inc. ("TriStar") holding of record 1,216,214 shares of Common Stock (5.40%); (iii) Alexander W. Cox holding of record 4,323,300 shares of Common Stock (19.19%); and (iv) Brent Pierce holding of record 1,406,247 shares of Common Stock (6.24%).

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to authorize the Board of Directors to effect a reverse stock split of up to one-for-twenty (the "Reverse Stock Split") of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its shareholders; (ii) to approve a stock option plan for key personnel of the Company (the "Stock Option Plan"); (iii) to approve the election of one director to serve as a director of the Company until the next annual meeting of the Company's shareholders or until his successor has been elected and qualified; and (iv) to ratify the selection of LaBonte & Co. ("LaBonte") as the Company's independent public accountants for the fiscal year ending March 31, 2003.

     The date, time and place at which action is to be taken by Written Consent on the matters to be acted upon, and at which Written Consent is to be submitted, is March 25, 2003, at 10:00 a.m. (Pacific Time) at 435 Martin Street, Suite 2000, Blaine, Washington 98230.

     This Information Statement is being first sent or given to security holders on approximately February 27, 2003.

                       VOTING SECURITIES AND VOTE REQUIRED

     On November 19, 2002, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this Information Statement and a shareholders' Written Consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 22,532,110 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of ten (10) or less shareholders of the Company holding at least 11,266,056 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give Written Consent is February 3, 2003 (the "Record Date").

     The matters upon which action is proposed to be taken are: (i) the approval of the Reverse Stock Split; (ii) the approval of the Stock Option Plan; (iii) the approval of the election of the following person to serve as a director of the Company until the next annual meeting of the Company's shareholders or until his successor has been elected and qualified: Grant Atkins; and (iv) the ratification of the selection of LaBonte as the Company's independent public accountants for the fiscal year ending March 31, 2003.

     The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Grant Atkins               42               Director and President/Treasurer


     GRANT ATKINS has been a director and the President of the Company since October 15, 1998. For the past six years Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. Mr. Atkins has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar and ICI. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the President of Hadro Resources, Inc., a publicly traded corporation engaged in the exploration of oil and gas and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

     As of the date of this Information Statement no current or proposed director or executive officer of the Company is or has been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the United States Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

     For further information concerning the directors, officers and nominees to the Board of Directors, please see "ELECTION OF ONE (1) PERSON TO SERVE AS A DIRECTOR OF THE COMPANY."

AUDIT COMMITTEE

     As of the date of this Information Statement the Company has not appointed members to an audit committee. As of the date of this Information Statement no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     After the appointment of additional directors of the Company consequent upon completion of the Agreement, the Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that the auditor for the previous fiscal year ended March 31, 2002 was independent.

AUDIT FEES

     During the fiscal year ended March 31, 2002, the Company incurred approximately $13,000 in fees to its principal independent accountant for professional services rendered in connection with preparation and audit of the Company's financial statements for fiscal year ended March 31, 2002 and for the review of the Company's financial statements for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended March 31, 2002, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but are not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During the fiscal year ended March 31, 2002, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but are not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within sixty (60) days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK    NAME                      AMOUNT AND NATURE OF      PERCENT
                                            BENEFICIAL OWNERSHIP    OF OWNERSHIP
-------------------------------------------------------------------------------
                                        (2)              (1)
Common Stock      Investor Communications        6,071,244             26.94%
                  International, Inc.
                  435 Martin Street
                  Suite 2000
                  Blaine, Washington 98320

                                        (3)              (1)
Common Stock      TriStar Financial               1,216,214             5.40%
                  Services Inc.
                  435 Martin Street, Suite 2000
                  Blaine, Washington 98270

                                                          (1)
Common Stock      Alexander W. Cox                4,323,300            19.19%
                  428 - 755 Burrard Street
                  Vancouver, British Columbia
                  Canada V6Z 1X6

                                                          (1)
Common Stock      Brent Pierce                    1,406,247             6.24%
                  Vancouver, British Columbia
                  Canada V7X 1G4

                                           (4)            (1)
Common Stock      Pacific Rim Financial, Inc.     1,133,300             5.03%
                  60 Market Square
                  P.O. Box 364 Belize City, Belize

                                                          (1)
Common Stock      All officers and directors          1,000            0.001%
                  as a group (2 persons)
--------------------------------------------------------------------------------
   (1)
     These are restricted shares of common stock.
   (2)
     The sole officer/director of ICI is Marcus Johnson, with a business address of 4507 Lakeway Drive, Bellingham, Washington 98226. The primary shareholders of ICI are: (i) Marcus Johnson (45%), with a business address of 4507 Lakeway Drive, Bellingham, Washington 98226; (ii) Ocean & Sea Empire Trust (24%), with a business address of Arundel House, 31 A-St., James Square, London SW1Y45R United Kingdom; and (iii) Hornby Trust (24%), with a business address of c/o Belize Bank & Trust, 60 Market Street, P.O. Box 364, Belize City, Belize.
   (3)
     The sole officer/director of TriStar is Marcus Johnson, with a business address of 4507 Lakeway Drive, Bellingham, Washington 98226. The sole shareholder of TriStar is Colonial Financial Group Inc., with a business address of Gubelstrasse 15, CH-6300 2 ug., Switzerland.
   (4)
     The sole/officer and director of Pacific Rim Financial, Inc. is Richard Elliot, with a business address of 60 Market Square, P.O. Box 364, Belize City, Belize. The sole shareholder of Pacific Rim Financial, Inc. is Nessa Financial Corp., with a business address of 60 Market Square, P.O. Box 364, Belize City, Belize.

                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers of the Company as the Company is only in the exploration and development stage and has not yet realized substantial revenues from business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or executive officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the President and a director of the Company, derives remuneration from the Company indirectly through ICI, which provides a wide range of financial, consulting, administrative and management services to the Company on a month-to-month basis as needed.

     During the six-month period ended September 30, 2002, the Company incurred indebtedness of $59,550 to ICI for services rendered by ICI to the Company including, but not limited to, financial, administration and general management services. This resulted in an aggregate of approximately $303,097 due and owing. Therefore, the Company and ICI entered into a settlement agreement dated August 22, 2002 (the "Settlement Agreement"). Pursuant to the terms of the Settlement
Agreement: (i) the Company agreed to settle an aggregate debt of $140,887.31 due and owing to ICI as of August 22, 2002, including accrued interest, by the issuance of 4,696,244 shares of its restricted Common Stock at the rate of $0.03 per share (which is the average of the opening and the closing price of the Company's Common Stock trading on the OTC Bulletin Board from July 1, 2002 through August 22, 2002, discounted by 25%); and (ii) ICI agreed to accept the issuance of the 4,696,244 shares of restricted Common Stock as settlement and full satisfaction of the aggregate debt due and owing it. During the six-month period ended September 30, 2002, Grant Atkins received an aggregate of $5,325 from ICI for services provided to the Company. See "CERTAIN TRANSACTIONS".

                              CERTAIN TRANSACTIONS

     With the exception of the current contractual relations between the Company and ICI, and as of the date of this Information Statement, the Company has not entered into any other contractual arrangements with related parties. There is not any other currently proposed transaction, or series of the same, to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, five percent (5%) or greater shareholder or any member of the immediate family of the foregoing persons have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations, in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors and officers. Such conflicts are intended to be resolved through the exercise by the directors and officers of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and the persons who beneficially own more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2002 and during the six-month period ended September 30, 2002.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of one of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.

                           PRIOR OPERATIONAL HISTORY

Tun Resources, Ltd.

     On May 2, 2000, the Company entered into a share purchase and sale agreement with Golden Thunder Resources Ltd. ("Golden Thunder") to purchase from Golden Thunder approximately eighty percent (80%) of the issued and outstanding shares of common stock of Tun Resources Ltd., a Canadian corporation ("Tun Resources"), with an option to purchase the remaining twenty percent (20%) of the issued and outstanding shares of Tun Resources (the "Acquisition Agreement"). Pursuant to the terms of the Acquisition Agreement, and extensions thereto, the Company issued 400,000 post-reverse stock split shares of its restricted Common Stock to Golden Thunder and provided approximately $604,500 of funds to Tun Resources.

     During the prior fiscal year and in accordance with the terms of the Acquisition Agreement the Company was unable to timely provide the required aggregate amount of $1,180,000 by February 15, 2001. On February 9, 2001, the Company provided an amended letter of offer to Golden Thunder that outlined an offer to: (i) purchase the remaining twenty percent (20%) of Tun Resources; (ii) repurchase all of the Company's 1,600,000 shares of Common Stock from Golden Thunder; and (iii) request an extension to the funding commitment requirement outlined in the Acquisition Agreement until such time as the shareholders of Golden Thunder voted to accept or reject the offer (the "Letter Offer"). The Letter Offer was presented to the shareholders of Golden Thunder for their approval and such approval was not received.

     On July 8, 2001, the Company filed a Statement of Claim in the Supreme Court of British Columbia naming Golden Thunder and Tun Resources as defendants ("Action No. 5013872"). The Company alleged in its Statement of Claim that certain representations were made by the defendants to the Company under the Acquisition Agreement and otherwise as follows: (i) Tun Resources had good and marketable title to its assets; (ii) the consideration paid by the Company was good and valuable consideration for the acquisition of the shares in Tun Resources; (iii) the intercorporate loan financing, which was to be provided by financing arranged by private investments and, therefore, the joint venture, were marketable; and (iv) the control of Tun Resources would be transferred to the Company upon closing of the Acquisition Agreement. The Company alleged in its Statement of Claim that such representations were false and untrue and that the defendants made the representations fraudulently or negligently knowing them to be untrue, or recklessly without caring whether they were true or false, and that: (i) the title Tun Resources had to its assets was not good and marketable and was considerably lower in value than represented to the Company; (ii) the consideration paid by the Company to acquire the shares of Tun Resources was excessive and not good and valuable consideration; (iii) the intercorporate loan financing could not be raised in the manner agreed upon by the Company and the defendants; and (iv) the boards of directors of Golden Thunder and Tun Resources refused or neglected to replace the board of directors of Tun Resources with the board of directors of Golden Thunder. The Company further alleged in its Statement of Claim that: (i) the defendants made such representations to the Company in order to induce the Company to enter into the Acquisition Agreement;
(ii) the Company reasonably relied upon the representations made to it by the Defendants; and (iii) such misrepresentations were breaches of material terms of the Acquisition Agreement and have caused the Company loss and damages. The Company sought general and special damages in excess of $800,000.00.

     On August 2, 2001, Tun Resources and Golden Thunder filed their Statement of Defense in which they alleged that the Company breached the Acquisition Agreement by its failure to provide funding in the amount of $1,180,000 and that such failure to provide the required funding adversely affected the value of assets to be purchased by the Company.

     On November 1, 2002, the Company, Tun Resources and Golden Thunder entered into an agreement and release of all claims pursuant to which Tun Resources and Golden Thunder paid to the Company $150,000.00 and returned to the Company the 400,000 shares of common stock, and the Company released Tun Resources and Golden Thunder from any and all claims arising directly or indirectly from Action No. 5013872.

The Ailaoshan/Xiaoshuijing Gold Project

     On May 4, 2000, the Company entered into a letter agreement with the No. 1 Geological Brigade of the Yunnan Bureau of Geology and Mineral Resources of Qujing City, Yunnan Province, China (the "Letter Agreement"), whereby the Company acquired the right to acquire an approximate seventy percent (70%) interest in the Ailaoshang gold concession and prospect with claims that include the Xiaoshuijing gold resource located in the Chuxion Prefecture, Yunnan Province, China. Management plans to conduct future due diligence on the gold prospect in order to provide the basis for negotiation of the final terms of a proposed joint venture agreement; should the due diligence warrant continuing such negotiations. According to the terms of the Letter Agreement the Company must contribute and invest up to $2,500,000 to expand the gold prospect and increase mine production.

     Due to the ongoing litigation involving Golden Thunder and Tun Resources, management of the Company at this time does not believe that a definitive joint venture agreement will be consummated nor that any other China-based venues will be pursued by the Company.

Investment in Other Ventures

     As of the date of this Information Statement, management seeks to develop a diversified international resources exploration, development and production program. Management intends to focus the Company's business activities on resource-based diversification to other commodities and opportunities under consideration and evaluation. Management believes that it is in the best interests of the Company to diversify the Company's business activities to avoid difficult to attract investment to fund exploration and development of initiatives; various divestitures have resulted.


            AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
          TO EFFECTUATE A REVERSE STOCK SPLIT OF UP TO ONE-FOR-TWENTY
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                             SHARES OF COMMON STOCK

REVERSE STOCK SPLIT

     The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a Reverse Stock Split of up to one-for-twenty of the Company's issued and outstanding shares of Common Stock. The Reverse Stock Split may be effectuated by the Board of Directors depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Company's Common Stock.

     If the Reverse Stock Split is approved by the shareholders pursuant to the execution of the Written Consent of shareholders, it will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the shareholders. In the Board of Directors' judgment the Reverse Stock Split would result in the greatest marketability and liquidity of the Common Stock.

     If approved by the shareholders pursuant to the Written Consent of shareholders the Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or about March 31, 2003, upon filing the appropriate documentation with NASDAQ. If no Reverse Stock Split is effected by March 31, 2003, the Board of Directors may take action to abandon the Reverse Stock Split without further shareholder action.

     Purposes And Effects Of The Reverse Stock Split

     Consummation of the Reverse Stock Split will alter the number of issued and outstanding shares of Common Stock, which will be reduced to 1,126,606 shares.

     The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "VATL" and on the Frankfurt Stock Exchange under the symbol "VGA". On the Record Date the reported closing price of the Common Stock on the OTC Bulletin Board was $0.26 per share. The Company intends to use its best efforts in the future to cause its shares of Common Stock to be approved for trading on the NASDAQ SmallCap Market (the "SmallCap Market") or on another more senior exchange. The Company currently does not qualify for admission to the SmallCap Market because its per-share price of $0.26 (as of the close of trading on the Record Date) is below the $3.00 level required for admission to the SmallCap Market. Furthermore, the Company's net tangible assets and shareholders' equity are below the minimum requirements of $4,000,000 and $2,000,000, respectively, for inclusion on the SmallCap Market. Management believes that, based on future generation of revenues and offerings of Common Stock, the Company may eventually meet the net tangible assets and shareholder equity requirements imposed by the SmallCap Market. Management intends to effect a Reverse Stock Split at a level of one-to-twenty which it believes may be sufficient to enable the Company in the future to meet such requirements for admission for trading on the SmallCap Market or on another more senior exchange. The Board of Directors believes that a Reverse Stock Split will help result in attaining both of its goals of achieving a per-share price in excess of $3.00 and increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board of Directors believes that the current per-share price of the Common Stock has limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     On the Record Date the number of record holders of the Common Stock was 90 and the number of beneficial holders of common stock was estimated to be approximately 410. The Company does not anticipate that any Reverse Stock Split will result in a significant reduction in the number of such holders, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize listing of the Common Stock on the SmallCap Market or the Company becoming subject to the periodic reporting requirements of the Commission.

     The Reverse Stock Split would have the following effects upon the number of shares of Common Stock issued and outstanding (22,532,110 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants in and to the

Company). The Common Stock will continue to be $0.00001 par value Common Stock following any Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. The following example is intended for illustrative purposes.

     Reverse Stock               Common Stock            Authorized and
         Split                   Outstanding          Unissued Common Stock
         -----                   -----------          ---------------------

        1 for 20                  1,126,606                100,000,000

     At the Effective Date each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, $0.00001 par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will in lieu receive one full share upon surrender of certificates formerly representing Old Common Stock held by such holder equal to or greater than 0.5 of a fractional share interest.

     Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws applicable to them.

     1. the Reverse Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code;

     2. no gain or loss will be recognized by the Company in connection with the Reverse Stock Split;

     3. no gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock;

     4. the aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore; and

     5. the hold period of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will include the hold period of the shares of Old Common Stock surrendered in exchange therefore.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

BOARD RECOMMENDATION

     The Board recommends approval of the Reverse Stock Split and each of the resolutions with respect thereto as set forth in Exhibit A hereto.


                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

     On November 19, 2002, the Board of Directors of the Company unanimously approved and adopted a Stock Option Plan, a copy of which is attached hereto as Exhibit B. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company which shall determine: (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each Stock Option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of up to ten
(10) years or whether the Stock Option shall be exercisable in installments and/or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of Common Stock of the Company, not to presently exceed 3,000,000 shares (post-Reverse Stock Split) as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company at that time.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that such position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to sixty (60) calendar days (or up to thirty (30) calendar days where the optionee provided only investor relations services to the Company) after the effective date that such employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by an optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of up to ten (10) years and the limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the Stock Option.

     Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive stock options one or more incentive stock options to purchase the number of shares of Common Stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than fair market value of a share of Common Stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of an Incentive Stock Option as of any date shall not be less than the closing price for the shares of Common Stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than up to ten (10) years from the date of grant of the Incentive Stock Option, subject to possible earlier termination as described above.

     As of the date of this Information Statement, no Stock Options nor Incentive Stock Options under the Stock Option Plan have been granted (which does not include those stock options previously granted). In accordance with the Company's proposed Stock Option Plan, and subject to prior Written Consent hereunder, the Company anticipates filing with the Commission registration statements on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans" (each an "S-8") registering Stock Options and Incentive Stock Options under its proposed Stock Option Plan in the amount of up to 3,000,000 post-Reverse Stock Split shares at various exercise prices. Upon approval by the shareholders of the proposed Stock Option Plan the Board of Directors will be authorized, without further shareholder approval, to grant such stock options and Incentive Stock Options from time to time to acquire up to an aggregate of up to 1,700,000 shares of the Company's restricted Common Stock.


BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the proposed Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan, the grant of Stock Options and Incentive Stock Options under the Stock Option Plan and approval of each of the resolutions with respect thereto as set forth in Exhibit A hereto.

                           ELECTION OF ONE (1) PERSON
                     TO SERVE AS A DIRECTOR OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The number of directors presently authorized by resolution of the Board of Directors shall be one (1). The nominee has advised the Company of his availability and willingness to serve as a director of the Company.

INFORMATION CONCERNING NOMINEE

     GRANT ATKINS has been a director and the President of the Company since October 15, 1998. For the past six years Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. Mr. Atkins has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar and ICI. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the President of Hadro Resources, Inc., a publicly traded corporation engaged in the exploration of oil and gas and other precious metals, and a member of the board of directors of GeneMax Corp., a publicly traded corporation.

BOARD APPROVAL

     Based upon evaluation of the prospective nominee, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to elect the nominee as a director of the Company. The Board of Directors recommends election of the nominee, Grant Atkins, as a director of the Company and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                   RATIFICATION OF SELECTION OF LABONTE & CO.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
                                 OF THE COMPANY

     On October 20, 2000, Johnson, Holscher & Company, P.C. ("JH&C"), the principal independent accountant of the Company, resigned because of a business decision made by management of JH&C to cease rendering services for clients which involve services or representation under the Securities Act of 1933, as amended, or the Exchange Act. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of JH&C, there were no disagreements with JH&C which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JH&C, would have caused JH&C to make reference to the subject matter of the disagreements in connection with its reports. JH&C, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The principal independent accountant did modify its opinion due to going concern uncertainties.

     On October 20, 2000, the Board of Directors of the Company approved and authorized the engagement of LaBonte, Chartered Accountants, of #610 - 938 Howe Street, Vancouver, British Columbia V6Z 1N9 as the principal independent accountant for the Company.

     Since October 20, 2000, and to date, there have been no disagreements with LaBonte which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LaBonte, would have caused LaBonte to make reference to the subject matter of the disagreements in connection with its reports. LaBonte, as the Company's current principal independent accountant, has not provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modified its opinion as to uncertainty, audit scope or accounting principles. The principal independent accountant did modify its opinion due to going concern uncertainties.

BOARD APPROVAL

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of LaBonte as independent public accountants of the Company. The Board of Directors recommends ratification of LaBonte as independent public accountants of the Company for fiscal year ending March 31, 2003, and approval of each of the resolutions with respect thereto as set forth in Exhibit A hereto.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, located at 435 Martin Street, Suite 2000, Blaine, Washington 98230,
Attention: President, not later than March 20, 2003.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement. In the event a shareholder desires to provide such notice to the Company such notice may be given verbally by telephoning the Company's offices at (360) 332-7734 or by mail to 435 Martin Street, Suite 2000, Blaine, Washington 98230.


                                            By Order of the Board of Directors


                                            Grant Atkins, President

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 7-107-104 of the Colorado Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power, the undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Vega-Atlantic Corporation, a Colorado corporation (the "Corporation"), do hereby take, consent, affirm and approve the following actions.

          WHEREAS the Board of Directors of the Corporation, at a special meeting held on November 19, 2002 (the "Special Meeting"), authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Corporation and its shareholders;

          WHEREAS the Board of Directors of the Corporation at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Corporation holding at least a majority of the voting power certain corporate actions to be approved and authorized by such shareholders of the Corporation;

          WHEREAS Section 7-107-104 of the Colorado Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power (the "Written Consent");

          WHEREAS the shareholders who have signed this Written Consent of shareholders dated to be effective as of March 25, 2003, are shareholders of record as of February 3, 2003, and hold shares in excess of a majority of the Corporation's issued and outstanding shares of common stock (the "Common Stock"); and

          WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its shareholders; THEREFORE BE IT:

                                       I

                    Authorization of the Up to One-For-Twenty
           Reverse Stock Split of the Company's Issued and Outstanding
                             Shares of Common Stock

          RESOLVED that the Board of Directors be, and it hereby is, authorized to effect a reverse stock split (the "Reverse Stock Split") in accordance with the following resolutions if the Board determines, in the exercise of their discretion, that a Reverse Stock Split is in the best interests of the Company and the shareholders and that a Reverse Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock;

          FURTHER RESOLVED that, prior to March 31, 2003, the following provisions of the Reverse Stock Split be and hereby are authorized:

     "In accordance with the effective date of the Reverse Stock Split (the "Effective Date") each share of the Company's Common Stock, $0.00001 par value, issued and outstanding immediately prior to the Effective Date (the

     "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to the Reverse Stock Split, into not less than one-twentieth (1/20) of a share of the Company's outstanding Common Stock, $0.00001 par value (the "New Common Stock"), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive, upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof.

     From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Company. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional share interest until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified until thereafter reduced or increased in accordance with applicable law."; and

          FURTHER RESOLVED that, notwithstanding authorization of the Reverse Stock Split by the shareholders of the Company, the Board of Directors may abandon such proposed Reverse Stock Split in its sole and absolute discretion without further approval of the shareholders of the Company.


                                       II

                      Approval of the Stock Option Plan for
                          Key Personnel of the Company

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the

     Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve and ratify the adoption of a stock option plan (the "Stock Option Plan") for the Company: (i) to fix the maximum number of common shares for which options may be granted under the Stock Option Plan not to exceed 3,000,000 shares (post-Reverse Stock Split) as at the date of adoption of the Stock Option Plan by the Board of Directors; (ii) to specify that the exercise price for any option granted under the Stock Option Plan shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company at that time; and (iii) to specify that the options issued pursuant to the Stock Option Plan are non-transferable; all on the basis as set forth in the Company's proposed Stock Option Plan; a copy of which is attached to this Information Statement and is available for inspection by the shareholders of the Company; and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

          FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve the Company's grant of stock options and/or incentive stock options (which options may have special rights attached to them) to such key personnel of the Company and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive stock options by such key personnel of the Company together with any amendment or amendments to any such Stock Option Plan agreement and incentive Stock Option Plan agreement at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

          FURTHER RESOLVED that, subject to subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of shareholders do hereby approve the preparation of and filing with the Securities and Exchange Commission of various "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans" in accordance with the Company's Stock Option Plan and any options to acquire shares of the Company consequent thereon.

                                      III

                   APPROVAL OF THE ELECTION OF ONE (1) PERSON
                     TO SERVE AS A DIRECTOR OF THE COMPANY

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby elect and approve the election of the following individual to serve as a director of the Company until the next annual meeting of shareholders or until his successor shall have been duly elected and qualified:

     Grant Atkins.

                                       IV

                  Ratification of LaBonte & Co. as Independent
                        Public Accountants of the Company

          RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which being at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the selection of LaBonte & Co., Chartered Accountants, as the independent public accountants for the Company for fiscal year ending March 31, 2003.

     EXECUTED to be effective as of the 25th day of March, 2003.


                                            SHAREHOLDERS:

Date: March __, 2003                        Investor Communications
                                            International, Inc.

                                            By: Marcus Johnson, President
                                            -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            -------------------------------
                                            Number of Shares Held of Record


Date: March __, 2003                        TriStar Financial Services, Inc.

                                            By: Marcus Johnson, President
                                            -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            -------------------------------
                                            Number of Shares Held of Record

Date: March __, 2003                        Alexander W. Cox
                                            -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            -------------------------------
                                            Number of Shares Held of Record


Date: March __, 2003                        Brent Pierce
                                            -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            -------------------------------
                                            Number of Shares Held of Record

                                    EXHIBIT B

                                STOCK OPTION PLAN

                                      For:

                            VEGA-ATLANTIC CORPORATION

                            Vega-Atlantic Corporation
                          435 Martin Street, Suite 2000
                        Blaine, Washington, U.S.A., 98230

                            VEGA-ATLANTIC CORPORATION

                                STOCK OPTION PLAN

                     {See attached Stock Option Plan draft}

                             VEGA-ATLANTIC CORPORATION
                             -------------------------


                                STOCK OPTION PLAN
                                =================


          This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Vega-Atlantic Corporation, its subsidiaries and affiliates.

1.        Definitions.
          ------------

          The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

     Board:                   The Board of Directors of Vega-Atlantic
     -----                    Corporation.

     Common Stock:            The U.S. $0.001 par value common stock of
     ------------             Vega-Atlantic Corporation.

     Company:                 Vega-Atlantic Corporation, a corporation
     -------                  incorporated under the laws of the State of
                              Nevada, U.S.A., and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

     Date of Grant:           The date on which an Option (see hereinbelow) is
     -------------            granted under the Plan.

     Fair Market Value:       The Fair Market Value of the Option Shares. Such
     -----------------        Fair Market Value as of any date shall be
                              reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option
                              Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.


                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

     Incentive Stock
     --------------
     Option:                  An Option as described in Section 9 hereinbelow
     ------                   intended to qualify under section 422 of the
                              United States Internal Revenue Code of 1986, as amended.

     Key Person:              A person designated by the Board upon whose
     ----------               judgment, initiative and efforts the Company or a
                              Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key
                              Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.

     Option:                  The rights granted to a Key Person to purchase
     ------                   Common Stock pursuant to the terms and conditions
                              of an Option Agreement (see hereinbelow).

     Option Agreement:        The written agreement (and any
     ----------------         amendment or supplement thereto) between the
                              Company and a Key Person designating the terms and conditions of an Option.

     Option Shares:           The shares of Common Stock underlying an Option
     -------------            granted to a Key Person.

     Optionee:                A Key Person who has been granted an Option.
     --------

     Related Company:         Any subsidiary or affiliate of the Company or of
     ---------------          any subsidiary of the Company. The determination
                              of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.

2.        Purpose and scope.
          ------------------

     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.


                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.

3.        Administration of the Plan.
          ---------------------------

          The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

          In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 15% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted; (iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.

          The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

          The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.

          Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

4.        The Common Stock.
          -----------------

          Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 3,000,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 100% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 100% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

5.        Eligibility.
          ------------

          Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.        Option Price and number of Option Shares.
          -----------------------------------------

          The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


          The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 15% of the total number of issued and outstanding Common Stock of the Company.

7.        Duration, vesting and exercise of Options.
          ------------------------------------------

     (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.

     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.

     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.

     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.

     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

          Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.

     (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.

     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.

8.        Payment for Option Shares.
          --------------------------

          In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

9.        Incentive stock Options.

     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

     (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.

     (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7 hereinabove.

10.       Changes in Common Stock, adjustments, etc.
          ------------------------------------------

          In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

11.       Relationship of employment.
          ---------------------------

          Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.

12.       Non-transferability of Option.
          ------------------------------

          No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

13.       Rights as a stockholder.
          ------------------------

          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.       Securities laws requirements.
          -----------------------------

          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

15.       Disposition of Option Shares.
          -----------------------------

          Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:
(i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the United States Securities Act of 1933, as amended, or any other applicable federal or state securities laws;
(iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --
the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

16.       Effective date of Plan; termination date of Plan.
          -------------------------------------------------

          The Plan shall be deemed effective as of March 25, 2003. The Plan shall terminate at midnight on March 25, 2013 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.       Other provisions.
          -----------------

          The following provisions are also in effect under the Plan:

     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

     (b)  any expenses of administering the Plan shall be borne by the Company;

     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and

     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Nevada, U.S.A.

          This Plan is dated and made effective as approved by the shareholders of the Company on this 25th day of March, 2003.

                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                      -------------------------------------
                            VEGA-ATLANTIC CORPORATION
                            -------------------------
                                      Per:

                                 "Grant Atkins"

                                  Grant Atkins
                                  ------------
                            President and a Director

                                   ----------










                             -- Stock Option Plan --
                         -- Vega-Atlantic Corporation --